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                                                                    EXHIBIT 99.2

                              BARGO ENERGY COMPANY
                            700 Louisiana, Suite 3700
                              Houston, Texas 77002
                                 (713) 236-9792

                     FORM OF WRITTEN CONSENT OF SHAREHOLDERS

         The undersigned shareholder of Bargo Energy Company ("Bargo") hereby acknowledges receipt of the Joint Proxy Statement/Prospectus dated _________, 2001 relating to the merger of Bargo with Bellwether Exploration Company ("Bellwether") pursuant to the terms of the Agreement and Plan of Merger dated as of January 24, 2001 between Bellwether and Bargo.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE MERGER.

    YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX
       BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE
                 WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

PLEASE MARK YOUR CONSENT AS IN THIS EXAMPLE  [X]

1. Proposal to approve the Merger and adopt the Agreement and Plan of Merger dated as of January 24, 2001 between Bellwether and Bargo.

                  FOR                AGAINST               ABSTAIN
                  [ ]                  [ ]                   [ ]

                                              IF SHARES ARE HELD
BY AN INDIVIDUAL:

Date:                                         By:
     ------------------------                     ------------------------------
                                              Name:
                                                   -----------------------------


                                              IF SHARES ARE HELD
BY AN ENTITY:


                                              Name of Entity


Date:                                         By:
     ------------------------                     ------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


  PLEASE MARK, SIGN, DATE AND RETURN THIS CONSENT USING THE ENCLOSED ENVELOPE.